                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                      Cyrus Capital Partners GP, L.L.C.

Address:                                   c/o Cyrus Capital Partners, L.P.
                                           65 East 55th Street, 35th Floor
                                           New York, NY 10022

Date of Event Requiring Statement:         11/01/19

Name:                                      Cyrus Capital Partners, L.P.

Address:                                   65 East 55th Street, 35th Floor
                                           New York, NY 10022

Date of Event Requiring Statement:         11/01/19

Name:                                      SBTS, LLC

Address:                                   c/o Cyrus Capital Partners, L.P.
                                           65 East 55th Street, 35th Floor
                                           New York, NY 10022

Date of Event Requiring Statement:         11/01/19